                                                                   Exhibit 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 18, 1994, included in Battle Mountain Gold Company's Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.



                                              ARTHUR ANDERSEN & CO.

Houston, Texas
April 21, 1994